UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	August 11, 2021

BOWL AMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	01-7829	54-0646173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6446 Edsall Road, Alexandria, VA 22312

(Address of principal executive offices, including zip code)

(703) 941-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock (par value $.10)	BWL-A	NYSE American

Item 5.07.          Submission of Matters to a Vote of Security Holder.

On August 11, 2021, Bowl America Incorporated (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to consider and vote upon several matters in connection with its pending merger (the “merger”) with Bowlero Corp., a Delaware corporation (“Parent”), pursuant to the Agreement and Plan of Merger, dated as of May 27, 2021, by and among the Company, Parent and Potomac Merger Sub, Inc. (the “Merger Agreement”). The Merger Agreement and the transactions contemplated thereby are described in more detail in the definitive proxy statement, dated July 13, 2021, filed by the Company with the Securities and Exchange Commission.

At the Special Meeting, holders of the Company’s Class A and Class B Common Stock were asked to vote upon: (1) the approval of the merger of Merger Sub with and into the Company with the Company surviving as an indirect wholly-owned subsidiary of Parent (the “Merger”) pursuant to the Merger Agreement (“Proposal 1”); and (2) an advisory (non-binding) vote to approve certain items of compensation that are based on or otherwise related to the merger that may become payable to the Company’s named executive officer under an existing agreement with the Company (“Proposal 2”). As there were sufficient votes at the time of the Special Meeting to approve Proposal 1 and Proposal 2, the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting was rendered moot and was not submitted for a vote.

1. Proposal 1: Approval of the Merger pursuant to the Merger Agreement:

Approval of the Proposal 1, the Merger pursuant to the Merger Agreement proposal, required the affirmative vote of at least a majority of the aggregate number of votes entitled to be cast by holders of the Company’s Class A and B Common Stock, voting together as a single class, as of the close of business on July 12, 2021, the record date for the Special Meeting. Stockholders approved Proposal 1, voting as follows:

For	Against	Abstain
15,578,154	696,305	1,485

Proposal 2: Advisory (Non-Binding) Compensation Proposal:

Approval of Proposal 2, the advisory (non-binding) compensation proposal, required the affirmative vote of a majority of the aggregate number of votes cast by holders of shares of Common Stock, voting together as a single class, as of the close of business on July 12, 2021, the record date for the Special Meeting. Stockholders approved Proposal 2, voting as follows:

FOR	AGAINST	ABSTAIN
15,445,598	828,920	1,425

The Company expects to consummate the merger on or about August 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: August 11, 2021	By:	/s/ Cheryl A. Dragoo
Cheryl A. Dragoo President and Chief Executive Officer

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